Exhibit 10.2


                       GENERAL BUSINESS SECURITY AGREEMENT

         This General Business Security Agreement (this "Security Agreement") is made as of this 15th day of July, 2005, by MEDSOLUTIONS, INC., a Texas corporation, on behalf of itself and its Subsidiaries (MedSolutions, Inc. and its Subsidiaries are collectively referred to herein as the "Borrower"), in favor of TATE INVESTMENTS, LLC, a Wisconsin limited liability company (the "Lender").

                                R E C I T A L S:

         WHEREAS, Borrower wishes to secure: (i) the payment of all indebtedness evidenced by its One Million Dollars ($1,000,000) 10% Senior Convertible Note, payable to the Lender, and any promissory notes taken in renewal, exchange or substitution thereof or therefor, including interest and premium on all of the foregoing and all costs of collecting the same, (ii) the performance of Borrower's obligations and liabilities hereunder, and (iii) all other debts, obligations and liabilities of Borrower to or in favor of the Lender, whether direct or indirect, absolute or contingent, liquidated or unliquidated, whether of the same or a different nature and whether now existing or hereafter incurred or arising (all of the obligations and liabilities described in the preceding clauses (i) through (ii) being herein collectively called the "Obligations").

         NOW, THEREFORE, in consideration of the premises, the parties hereto agree as follows:

                                    AGREEMENT

         1. Definitions. The following terms shall have the meanings set forth below:

         "Accounts" shall mean all of the Borrower's and its Subsidiaries' rights to payment for goods (including freight and taxes) sold or leased or services performed thereby, whether now in existence or arising from time to time hereafter, including without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness or security, together with (i) all security pledged, assigned, hypothecated or granted to or held by the Borrower or any of its Subsidiaries to secure the foregoing, (ii) all of the Borrower's and each Subsidiaries' right, title and interest in and to any goods, the sale of which gave rise thereto,
(iii) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (iv) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (v) all books, records, ledger cards, and invoices relating thereto, (vi) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers, (vii) all credit information, reports and memoranda relating thereto and (viii) all other writings related in any way to the foregoing.

         "Collateral" shall mean:

                  (a) All Accounts;

                  (b) The Mortgaged Property;

                  (c) All additions and accessions to and replacements for any of the foregoing;



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                  (d) All of Borrower's right,  title and interest in and to all goods and other property, whether or not delivered, (i) the sale or lease of which gives or purports to give rise to any Accounts, including, but not limited to, all merchandise returned or rejected by or repossessed from customers, or (ii) securing any Accounts, including all of Borrower's rights as an unpaid vendor or lienor, including stoppage in transit, replevin and reclamation with respect to such goods and other properties;

                  (e) All documents, policies and certificates of insurance pertaining to any of the foregoing; and

                  (f) Any and all products and proceeds of the foregoing Collateral (including, but not limited to, any claims to any items referred to in this definition, and any claims of Borrower against third parties for loss of, damage to, or destruction of, any or all of the Collateral or for proceeds payable under or unearned premiums with respect to policies of insurance) in whatever form, including cash, negotiable instruments and other instruments for the payment of money, chattel paper, security agreements or other documents.

         "Deed of Trust" shall mean that certain Deed of Trust from the Borrower to the Lender, granting the Lender the security interest in the Mortgaged Property described herein and therein, a copy of which is attached hereto as Exhibit A.

         "Event of Default" shall have the meaning set forth in the Investment Agreement.

         "Investment Agreement" shall mean that certain Investment Agreement, dated of even date hereof, by and between Borrower and the Lender, as it may be amended from time to time.

         "Mortgaged Property" shall mean the Borrower's real estate, improvements, permits and approvals associated with the Company's treatment/transfer facility in Garland, Texas, which is more fully described in the Deed of Trust.

         2. Security Interest.

                  (a) To secure the payment and performance of the Obligations and for other good and valuable consideration, receipt of which is hereby acknowledged, Borrower hereby mortgages, pledges and assigns all of the Collateral to the Lender, and grants to the Lender a continuing security interest in all of the Collateral (the "Security Interest"). With respect to only the Mortgaged Property constituting part of the Collateral, the Lender's security interest shall be subject and subordinate only to the first deed of trust lien of First American Bank in an amount not to exceed Two Hundred Eight Thousand Dollars ($208,000) plus accrued and unpaid interest thereon, and shall be pari passu with the second mortgage liens of The Estate of Vivian Erickson and Ajit Brar in an aggregate amount not to exceed Seven Hundred Ninety Two Thousand Dollars ($792,000) plus accrued and unpaid interest thereon.

                  (b) The Lender's Security Interest in the Collateral under this Security Agreement extends to all Collateral of the kind which is subject to this Security Agreement which the Borrower may acquire at any time during the continuation of this Security Agreement.



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         3.  Borrower's  Warranties.  Borrower  warrants  that  while any of the
Obligations remain unpaid:

                  (a) Except as set forth above, Borrower owns the Collateral free and clear of all encumbrances and security interests (except Lender's security interest). No financing statement is on file (other than Lender's) covering the Collateral or any part of it. Borrower, acting alone, may grant a security interest in the Collateral.

                  (b) Each account constituting Collateral as of this date arose from the performance of services by Borrower or from a bona fide sale or lease of goods, which have been delivered or shipped to the account debtor and for which the Borrower has genuine invoices, shipping documents or receipts.

                  (c) Each account constituting Collateral as of this date is genuine and enforceable against the account debtor according to its terms. It and the transaction out of which it arose comply with all applicable laws and regulations. The amount represented by Borrower as owing by each account debtor is the amount actually owing and is not subject to setoff, credit, allowance or adjustment, except discount for prompt payment, nor has any account debtor returned the goods or disputed liability.

                  (d) As of this date Borrower has no notice or knowledge of anything which might impair the credit standing of any account debtor.

         4. Delivery; Filing; Refiling.

                  (a)  Borrower  shall,  at its sole cost and  expense,  take or cause to be taken all actions which the Lender may reasonably request and which may be necessary or desirable in order to assure that the Lender's Security Interest in the Collateral will at all times comply with the provisions of this Agreement and to enable the Lender to exercise or enforce its rights hereunder, including, but not limited to: (i) delivering to the Lender the Deed of Trust fully executed and in full force and effect; (ii) delivering to the Lender, endorsed or accompanied by such instruments of assignment as the Lender may specify, and stamping and marking, in such manner as the Lender may specify, any and all chattel paper, instruments, letters and advices of credit, title certificates and documents evidencing or forming a part of the Collateral; and (iii) executing and delivering such pledges, designations, hypothecations, notices and assignments, and obtaining such control agreements in each case in form and substance satisfactory to the Lender, relating to the creation, validity, perfection, maintenance or continuation of the Security Interest in the Collateral under any applicable laws as the Lender may from time to time reasonably request.

                  (b) Borrower authorizes the Lender to file Uniform Commercial Code financing statements describing the Collateral and amendments to such financing statements. Borrower will cooperate with the Lender in obtaining control of Collateral or other security for the Obligations for which control may be required to perfect the Lender's Security Interest in the Collateral.

                  (c) Borrower authorizes the Lender to record the Deed of Trust in the county where the Mortgaged Property is located.



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                  (d) In the event that any  repledge  or  reassignment,  or any other action, is, in the Lender's reasonable belief, helpful or required at any time to protect, preserve or maintain the Security Interest in the Collateral, Borrower authorizes the Lender to take any such action, and at the Lender's request, Borrower shall, at its sole cost and expense, cause the same to be done or taken at such time and in such manner as may be reasonably requested by the Lender.

         5. Certain Covenants as to Collateral. So long as any of the Obligations are outstanding and unpaid and unless the Lender shall otherwise expressly consent in writing:

                  (a) Borrower will:

                           (i) at all times be the sole  owner of each and every
                  item of Collateral;

                           (ii)  keep  the  Collateral   free  from  all  liens,
                  encumbrances and security interests (other than Lender's);

                           (iii) defend the Collateral at its own expense against all claims and legal proceedings by persons other than Lender;

                           (iv) at all times keep accurate and complete  records
                  of the Collateral, and permit the Lender to enter upon the Borrower's place or places of business at any time and from time to time during reasonable business hours, and without hindrance or delay, to inspect the Collateral and to inspect, audit, check and make extracts from and copies of the books, records, journals, orders, receipts and correspondence which relate to the Collateral or other transactions between the
                  parties  hereto  and  the  general   financial   condition  of
                  Borrower;

                           (v) upon  the  request  of the  Lender,  execute  and
                  deliver confirmatory written assignments of Accounts to the Lender, but any failure by Borrower to execute and deliver such schedules and other materials or assignments shall not limit or otherwise affect the Lender's Security Interest or other rights in and to the Collateral;

                           (vi) procure and  maintain  insurance  against  loss,
                  theft, destruction, or damage to the Collateral for the full insurable value thereof, with such insurers as are reasonably acceptable to the Lender, plus other insurance thereon in the amounts and against such risks as the Lender may reasonably specify, and promptly deliver an original copy of each policy to the Lender, with a standard lender's loss payable clause in favor of the Lender, as well as a clause requiring the insurer to provide the Lender at least thirty (30) days' prior written notice of the cancellation, expiration, termination or any material change in the coverage afforded under any such policy.

                           (vii) pay and discharge all lawful taxes, assessments
                  and government charges upon Borrower or against its properties, including the Collateral, prior to the date on which penalties arise, unless, and to the extent only that, such taxes, assessments and charges are contested in good faith and by appropriate proceedings by Borrower; and



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                           (viii)  if  any  of  the  Collateral   arose  out  of
                  contracts with the United States or any of its departments, agencies or instrumentalities, Borrower shall so notify the Lender, and shall, upon request of the Lender, execute any writings required by the Lender in order that any amounts due or to become due under such contracts shall be properly assigned to the Lender, with proper notice of the assignment being given under the Federal Assignment of Claims Act.

                  (b) Borrower shall not:

                           (i) except in the  ordinary  course of  business  and
                  prior to an Event of Default, grant any extension of time for payment of any Accounts or compromise, compound or settle the same for less than the full amount thereof, or release wholly or partly any person liable for the payment thereof, or allow any credit or discount whatsoever thereon; and (ii) sell, assign, transfer or otherwise dispose of any Collateral to anyone other than the Lender.

         6. Location of Collateral; Change of Name, Etc. Borrower represents warrants and covenants that:

                  (a) The Borrower's chief executive office and the books and records relating to the Collateral are located at Borrower's place of business at 12750 Merit Drive, Park Central VII, Suite 770, Dallas, Texas 75251.

                  (b) Borrower will not move its chief executive office or the books and records specified in subsection (a) of this Section 6, change its name or change the choice of legal entity under which it operates or the state under whose laws it is organized, without the Lender's prior written consent.

         7. Notice to Account Debtors or Obligors; Possession of Collateral. If there shall occur any Event of Default, the Lender may do any or all of the following:

                  (a) The Lender may (i) notify, or require Borrower to notify, in writing, any account debtor or other obligor with respect to any of the Accounts constituting part of the Collateral to make payment to the Lender or any agent or designee of the Lender, at such address as may be specified by the Lender, or (ii) direct Borrower to hold all payments which it receives with respect to any such Collateral in trust for the Lender, and Borrower shall so hold such funds without commingling them with other funds of Borrower and shall, in accordance with the direction of the Lender, deliver the same to the Lender, or any agent or designee of the Lender, immediately upon receipt by Borrower in the identical form received, together with any necessary endorsements. When any notice to make payments directly to the Lender, or any such agent or designee, shall have been given pursuant to clause
         (i) above, Borrower shall no longer have any right to collect the affected Collateral. If, notwithstanding the giving of any notice, any account debtor or other obligor shall make payment to Borrower, Borrower shall hold all such payments it receives in trust for the Lender, without commingling the same with other funds of Borrower, and shall deliver the same to the Lender, or any such agent or designee, immediately upon receipt by Borrower in the identical form received,



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         together  with any  necessary  endorsements.  The  Lender may settle or adjust disputes and claims directly with account debtors and other obligors of Borrower for amounts and on terms which the Lender considers advisable. Nothing herein contained shall be construed as requiring or obligating the Lender, or any such agent or designee, to make any demand, or to make an inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice or take any action with respect to any Accounts or the monies due or to become due thereunder or to take any steps necessary to preserve any rights against prior parties. The Lender shall not have any liability to Borrower for actions taken in good faith pursuant to this Section 7.

                  (b) All amounts  received by the Lender  pursuant to paragraph
         (a) of this Section 7 shall be applied to the payment of the Obligations, in such order as is set forth in Section 12 hereof. The Lender may, but shall not be obligated to, deliver any amounts received or deposited pursuant to paragraph (a) of this Section above to the Borrower for use by the Borrower in the ordinary course of its business, but the Security Interest in any such proceeds delivered to Borrower shall continue and shall not be affected by such delivery and Borrower shall not commingle any proceeds so delivered with any of its other funds.

         8. Appointment as Attorney and Agent for Borrower With Respect to Security Interest. Borrower hereby irrevocably appoints the Lender, or any agent or designee of the Lender, as its lawful attorney and agent, with full power of substitution, to execute and deliver, on behalf of and in the name of Borrower, such financing statements, assignments, mortgages, notices, pledges and other documents and agreements, and to take such other action as the Lender may deem necessary for the purpose of the creation, perfection, maintenance or continuation of the Security Interest in the Collateral under applicable law, and the Lender is hereby authorized to record the Deed of Trust and to file on behalf of and in the name of Borrower, at Borrower's expense, such financing statements, assignments, mortgages, notices, pledges and other documents and agreements in any appropriate governmental office. The right is expressly granted to the Lender in its discretion, to file one or more financing statements under the Uniform Commercial Code of any applicable jurisdiction, without any further authentication or authority from Borrower, naming Borrower as debtor and naming the Lender, as secured party and indicating therein the types, or describing the items, of the Collateral and providing such other information as may be required or requested by the filing office.

         9. Appointment to Act for Borrower After an Event of Default. Borrower, effective immediately upon the occurrence of an Event of Default and without the necessity of further action, and until the Event of Default is waived in writing:

                  (a) Irrevocably authorizes the Lender, or any agent or designee of the Lender, to perform any and all of the acts that the Lender is permitted to perform under any provision of this Security Agreement;

                  (b) Constitutes and appoints the Lender, or any agent or designee of the Lender, as Borrower's true and lawful attorney and agent, with full power of substitution, in the place and stead of Borrower and either in its own name or in the name of Borrower, if any Event of Default shall have occurred and be continuing:



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                           (i) to endorse Borrower's name on any checks,  notes,
                  acceptances, money orders, drafts or other forms of payment or security that may come into the Lender's possession;

                           (ii) to sign  Borrower's  name on any invoice or bill
                  of lading relating to any Collateral, on drafts against customers, on schedules and assignments of Accounts, on notices of assignment, financing and continuation statements and other public records, on verifications of accounts, on notices to or from customers and on any and all documents necessary to effectuate drawings under letters of credit; and

                           (iii) to send requests for  verification  of Accounts
                  to customers or account debtors; and

                  (c) Ratifies and approves all actions taken pursuant to the foregoing power of attorney whether taken by the Lender or by any other person or persons designated by the Lender, and the Lender will not be liable for any acts or omissions or for any error of judgment or mistake of fact or law other than those occasioned by its gross negligence or willful misconduct. This power shall be deemed coupled with an interest and shall be irrevocable until the Obligations have been fully satisfied. The Lender may appoint such persons, firms or corporations as, in its sole discretion, it may determine for the purpose of exercising any powers and taking any action permitted to be exercised or taken by the Lender under or pursuant to any of the provisions of this Security Agreement.

         10. Marshalling, Etc. The Lender shall not be required to make any demand upon or pursue or exhaust any of its rights or remedies against Borrower or others with respect to the payment of Obligations, and shall not be required to marshal the Collateral or to resort to the Collateral in any particular order and all of the rights of the Lender hereunder shall be cumulative. To the extent that it lawfully may, Borrower hereby agrees to waive, and does hereby absolutely and irrevocably waive and relinquish the benefit and advantage of, and does hereby covenant not to assert against the Lender, any valuation, stay, appraisement, extension or redemption laws now existing or which may hereafter exist which, but for this provision, might be applicable to any sale made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement or in respect of the Collateral. To the extent it lawfully may, without limiting the generality of the foregoing, Borrower hereby agrees that it will not invoke or utilize any law which might cause delay in, or impede, the enforcement of the Lender's rights under this Security Agreement and hereby waives the same.

         11. Sale. In addition to any other rights or remedies available to Lender by law or under the terms of this Security Agreement, any item of the Collateral may be sold for cash or other value in any number of lots at public auction or private sale without demand or notice (excepting only that the Lender shall give the Borrower at least ten (10) days' prior written notice of the time and place of any public sale, or the time after which a private sale may be made, which notice each of Borrower and the Lender hereby agrees to be reasonable). At any sale or sales of the Collateral (except at private sale) the Lender may bid for and purchase the whole or any part of the property and rights so sold and, upon compliance with the terms of such sale, may hold, exploit, and dispose of such property and rights without further accountability to Borrower except for the proceeds of such sale or sales. Borrower will execute and



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deliver,  or cause to be executed and delivered,  such  instruments,  documents,
deeds,  registrations  statements,   assignments,   waivers,   certificates  and
affidavits, and supply or cause to be supplied such further information and take such further action as the Lender shall reasonably require in connection with such sale.

         12. Application of Proceeds. The proceeds of all sales and collections hereunder, and any other monies (including any cash contained in the Collateral) the application of which is not otherwise herein provided for, shall be applied as follows:

                  First, to the payment of the reasonable costs and expenses of such collection, sale or other realization, and all expenses and advances made or incurred by the Lender in connection therewith including, without limitation, attorneys' fees and expenses, including all fees and costs covered by Section 14 below;

                  Second, to the payment in full of the Obligations; and

                  Third,  to the  payment  to  Borrower,  or its  successors  or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds which relate to the Collateral.

         13. Course of Dealing. No course of dealing between Borrower and the Lender shall operate as a waiver of any rights of the Lender under this Security Agreement or in respect of the Collateral or the Obligations. No delay or omission on the part of the Lender in exercising any right under this Security Agreement in respect of the Collateral or any Obligations shall operate as a waiver of such right or any other right hereunder. A waiver on any one occasion shall not be construed as a bar or waiver of any right and/or remedy on any other occasion. No waiver, amendment to, or other modification of this Security Agreement shall be effective unless it is in writing and signed by the Lender.

         14. Attorneys' Fees and Costs. All costs and expenses, including attorneys' fees incurred by the Lender in any and all efforts made to enforce payment of the Obligations or otherwise to effect collection of or against any of the Collateral, all of the Lender's costs and expenses, including reasonable attorneys' fees and legal expenses incurred in connection with the entering into, modification, administration and enforcement of this Security Agreement and/or the instituting, maintaining, preserving, enforcing and foreclosing the Lender's security interest in the Collateral, whether through judicial process (in or outside of bankruptcy proceedings) or otherwise shall be charged to and paid by Borrower, upon demand by the Lender, and shall be part of the Obligations.

         15. Miscellaneous.

                  (a) This Security Agreement shall be deemed to have been made in the State of Wisconsin and shall be governed by the laws of the State of Wisconsin. In the event of a conflict between any of the terms or provisions contained herein, and the Investment Agreement, the parties hereby acknowledge and agree that the Investment Agreement shall control. All terms which are used in this Security Agreement shall have the meanings set forth herein. Terms not defined herein shall have the meanings given them in the Investment Agreement. The headings in this instrument are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision thereof.



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                  (b) All  communications  or notices  required or  permitted by this Security Agreement shall be in writing and shall be deemed to have been given or made when delivered in hand, sent by confirmed facsimile transmission, or three (3) days following deposit in the United States mails. Communications or notices shall be delivered personally, sent by facsimile transmission or sent by first class mail, postage prepaid, and shall be addressed as follows, unless and until either of the parties notifies the other in accordance with this Section 15 of a change of address:

                  if to Borrower:       MedSolutions, Inc.
                                        Attn:  President
                                        12750 Merit Drive
                                        Park Central VII, Suite 770
                                        Dallas, TX  75251
                                        Facsimile No.:  (972) 931-2550

                  with a copy to:       Fish & Richardson, P.C.
                                        Attn:  Steven R. Block
                                        5000 Bank One Center
                                        1717 Main Street
                                        Dallas, TX  75201
                                        Facsimile No.:  (214) 747-2091

                  if to Lender:         Tate Investments, LLC
                                        Attn: Joseph P. Tate
                                        3252 N. Lake Drive
                                        Milwaukee, WI 53211
                                        Facsimile No.:  (414) 962-7960

                  with copy to:         Davis & Kuelthau, s.c.
                                        Attn: Peter J. Ruud, Esq.
                                        300 N. Corporate Drive, Suite 150
                                        Brookfield, WI 53045
                                        Facsimile No.:  (262) 792-2471

                  (c) In the event that any provision hereof shall be deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Security Agreement shall be construed as not containing such provision, but only as to such locations where such law or interpretation is operative, and the invalidity of such provision shall not affect the validity of any remaining provision hereof, and any and all provisions hereof which are otherwise lawful and valid shall remain in full force and effect.

                  (d) This Security Agreement is intended by Borrower and the Lender as a final expression of the intent of the parties with respect to its subject matter, and as a complete and exclusive statement of its terms, there being no conditions to the enforceability of this Security Agreement. This Security Agreement may not be supplemented or modified except in writing, signed by both Borrower and the Lender.




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         IN WITNESS WHEREOF,  the Borrower has executed this Security  Agreement on the day and year first above written.

                                                MEDSOLUTIONS, INC.,
                                                a Texas corporation


                                                By: /s/ Matthew H. Fleeger
                                                   -----------------------------
                                                   Matthew H. Fleeger, President

















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                                    EXHIBIT A
                                    ---------

                                  Deed of Trust